UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

Amendment No. 2

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 29, 2004 (January 30, 2004)

Date of Report (Date of earliest event reported)

EPIQ SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Missouri	0-22081	48-1056429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Kansas Avenue Kansas City, KS 66105
(Address of principal executive offices)

(913) 621-9500
(Registrant’s telephone number, including area code)

This Amendment No. 2 supplements and amends both the Registrant’s Current Report on Form 8-K dated February 13, 2004, which reported our acquisition of P-D Holding Corp. and its wholly-owned subsidiary, the Poorman-Douglas Corporation, and the Registrant’s Current Report on Form 8-K/A dated April 13, 2004, which provided the historical financial statements of P-D Holding Corp. and Subsidiaries as well as pro forma income statement information for the year ended December 31, 2003 and pro forma balance sheet information as of December 31, 2003.

Item 2.  Acquisition or Disposition of Assets.

On January 30, 2004, the Registrant acquired P-D Holding Corp. and Poorman-Douglas Corporation (“Poorman-Douglas”) for approximately $115 million in cash and capitalizable acquisition costs.  Poorman-Douglas is a provider of technology-based products and services for class action, mass tort and bankruptcy case administration with revenue of $63.6 million for its fiscal year ended September 30, 2003.  The acquisition was effected through a reverse merger of P-D Holding Corp. (the parent corporation of Poorman-Douglas Corporation) into a wholly-owned subsidiary of the Registrant formed for that purpose.  The Registrant operates Poorman-Douglas as a wholly-owned subsidiary from its current location in metropolitan Portland, Oregon.  The Registrant funded the acquisition with a combination of cash on hand and borrowings under the $100 million credit facility described below.

The Registrant funded a portion of the purchase price with a $100 million syndicated credit facility arranged by LaSalle Bank National Association.  The credit facility consists of a $45 million senior term loan, a $30 million subordinated term loan and a $25 million senior revolving credit loan.  The senior term loan requires quarterly principal payments of $4.5 million beginning April 30, 2004, and matures on July 31, 2006.  The subordinated term loan and the revolving loan require interest only payments and mature on December 31, 2006, and July 31, 2006, respectively.

Item 7.  Financial Statements and Exhibits.

(a)	Pro Forma Financial Information (Unaudited):

EPIQ Systems, Inc.

Pro Forma Condensed Combined Statement of Income for the three months ended March 31, 2004

Notes to Pro Forma Condensed Statement of Income

(b)                                  Pro forma financial information

The following unaudited pro forma condensed combined statement of income for the three months ended March 31, 2004 gives effect to the acquisition by EPIQ Systems, Inc. (the “Company”) of P-D Holding Corp. and Subsidiaries (“Poorman-Douglas”) as if it occurred on January 1, 2003.  The Company previously provided, in its Amendment No. 1 to Form 8-K/A filed April 13, 2004, the unaudited pro forma condensed combined statement of income for the year ended December 31, 2003, which gives effect to the acquisition by the Company of Poorman-Douglas as if it occurred on January 1, 2003 and the unaudited condensed combined balance sheet as of December 31, 2003, which gives effect to the acquisition of Poorman-Douglas as if it occurred on December 31, 2003.

In the opinion of management, the pro forma adjustments, as described in the accompanying footnotes, represent all adjustments necessary to present the Company’s pro forma results of operations and financial position in accordance with Article 11 of Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances.  The pro forma information may not necessarily be indicative of what the Company’s results of operations or financial position would have been had the transaction been consummated on the dates indicated, nor is such information necessarily indicative of the Company’s results of operations or financial position for any future period or date.

The total cost of the transaction will be allocated to the tangible and intangible assets acquired and liabilities assumed based on their respective fair values at the time the transaction was consummated.  The values assigned to assets acquired and liabilities assumed have been allocated in the accompanying pro forma condensed combined financial statements based on preliminary appraisal estimates which are in process.  The actual allocation is subject to finalization of the appraisal and the determination of any working capital or other contractual adjustments.  The actual allocation of the purchase cost and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein.

The unaudited pro forma condensed combined financial statements and accompanying notes thereto should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, in conjunction with the Company’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2004, and in conjunction with the Poorman-Douglas audited financial statements contained in the Company’s Amendment No. 1 to Form 8-K/A filed on April 13, 2004.

EPIQ SYSTEMS, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

THREE MONTHS ENDED MARCH 31, 2004

(Unaudited)

(In Thousands, Except Per Share Data)

	EPIQ Systems, Inc.	Poorman- Douglas	Pro Forma Adjustments		Pro Forma Combined

REVENUES	$26,012	$6,683	$—		$32,695

DIRECT COSTS	10,305	4,999	—		15,304

GENERAL AND ADMINISTRATIVE	5,638	9,172	(8,463	)a	6,347

OTHER OPERATING EXPENSES	5,242	187	358	b	5,787

INCOME (LOSS) FROM OPERATIONS	4,827	(7,675)	8,105		5,257

INTEREST INCOME (EXPENSE):
Interest income	34	—	—		34
Interest expense	(1,522)	(9)	(737	)c	(2,268)
Net Interest Income (Expense)	(1,488)	(9)	(737)		(2,234)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,339	(7,684)	7,368		3,023

PROVISION (BENEFIT) FOR INCOME TAXES	1,338	(2,983)	2,859	d	1,214

INCOME (LOSS) FROM CONTINUING OPERATIONS	$2,001	$(4,701)	$4,509		$1,809

INCOME PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.11				$0.10
Diluted	$0.11				$0.10

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	17,813				17,619
Diluted	18,237				18,104

See notes to pro forma condensed combined financial information.

EPIQ SYSTEMS, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(Unaudited)

(In Millions)

On January 30, 2004, EPIQ Systems, Inc. (the “Company”) acquired 100% of the equity of P-D Holding Corp. and Subsidiaries (“Poorman-Douglas”), for approximately $115 million in cash.  As described in our Form 8-K filed on February 13, 2004, the Company funded the acquisition with a combination of cash on hand and borrowings under the $100 million credit facility established January 30, 2004.

The unaudited pro forma condensed combined income statement for the three months ended March 31, 2004 was derived from the Company’s unaudited income statement for the three months ended March 31, 2004 included in its Form 10-Q filed on May 7, 2004 and from Poorman-Douglas’s unaudited income statement for the 29 days ended January 29, 2004.

The accompanying pro forma condensed combined financial statements have been prepared in accordance with the following assumptions:

a.               Adjusted to remove non-recurring charges resulting from acquisition related costs, primarily employee bonuses and professional fees incurred by Poorman-Douglas and directly related to this transaction.

b.              Operating expenses have been adjusted to reflect the increase in expense resulting from amortization of acquired intangible assets.

c.               The Company funded the acquisition with a combination of cash-on-hand and $92 million in borrowings.  Interest expense has been adjusted to reflect the borrowings under the credit facility used to finance the acquisition as well as amortization of $2.5 million of loan origination and related fees.

d.              The tax effect of these adjustments is calculated using Poorman-Douglas’s statuory tax rate of 39.3%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ SYSTEMS, INC.

Date: June 29, 2004	/s/ Tom W. Olofson
Tom W. Olofson
Chairman of the Board
Chief Executive Officer
Director